Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Broadcaster, Inc. (the "Company") on Form 10-K/A for the year ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Wade, III, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MARTIN WADE, III
Martin Wade, III Chief Executive Officer and Chief Financial Officer Broadcaster, Inc. September 3, 2009

        A signed original of this written statement required by Section 906 has been provided to Broadcaster, Inc. and will be retained by Broadcaster, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.